Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Cabot Growth ETF (CBTG)
(the “Fund”)

February 24, 2021

Supplement to the
Summary Prospectus and Prospectus
dated December 27, 2020

Effectively immediately, the following replaces the first two paragraphs of the section entitled “Principal Investment Strategies” on page 2 of the Fund’s Summary Prospectus and pages 3-4 of the Fund’s Prospectus:
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily purchasing equity securities of companies operating businesses that Cabot ETF Partners, LLC (the “Adviser”), the Fund’s investment adviser, believes will experience above average secular growth in expanding market segments that offer a positive economic landscape for success (i.e., superior growth prospects over a several year time horizon) and securities in companies that the managers believe possesses attractive opportunity value. The Fund may invest in common stock of U.S. large-, mid-, and small-capitalization companies and ETFs. The Fund also may invest to a lesser extent in American Depositary Receipts (“ADRs”) representing foreign company stock. Under normal circumstances, 70-80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities.
In selecting securities for the Fund’s portfolio, the Adviser incorporates the research of the Cabot Wealth Network (“CWN”), a research and newsletter publishing firm founded in 1970 and currently one of the longest standing independent investment advisory publishers in the world. Through discretionary and proprietary fundamental and technical analysis, the Adviser seeks to identify companies that exhibit compelling prospects for generating above average returns that may come from earnings growth, valuation-based opportunities or other companies with identifiable growth catalysts. CBTG balances its overall portfolio composition by allocating assets to (a) companies in market segments where the total addressable market demonstrates significant and sustainable expansion trends, (b) companies that exhibit a CAGR (compound annual growth rate) that is expanding at a rate that the Adviser believes will become a catalyst for a higher stock price in the future and (c) opportunistic investments in companies whose share value is deemed to be temporarily dislocated from their fundamental value. In identifying growth candidates, the Adviser will seek to invest in companies expected to capture the benefit of new products or services development, technological advancements, and consumer and business trends with above average growth potential.

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Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.